Advisors Disciplined Trust 2078

Supplement to the Prospectus

Guggenheim Enhanced Equity Income Fund (NYSE: GPM) has merged with Guggenheim Strategic Opportunities Fund (NYSE: GOF). Guggenheim Enhanced Equity Income Fund shareholders received shares of GOF in exchange for their GPM shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers Equity Dividend & Income Closed-End Portfolio, Series 2021-2 now includes shares of Guggenheim Strategic Opportunities Fund and no long includes shares of Guggenheim Enhanced Equity Income Fund.

Supplement Dated: October 25, 2021